Accounts Receivable and Contract Assets - Accounts Receivable and Related Allowance for Doubtful Accounts (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)
Receivables [Abstract]
Accounts receivable (adjusted, Note 2(ah))	¥ 1,028,004		¥ 862,586
Allowance for doubtful accounts (adjusted, Note 2(ah))	(145,699)		(50,544)
Accounts receivable, net	¥ 882,305	$ 126,735	¥ 812,042